Join us for an evening of drinks, dinner and conversation about Alternative Investments

Cole Real Estate Investments & PSG Tactical Growth Fund

When: June 11th, 6:00pm
Where: Venegas Prime Filet
8191 Maple Lawn Blvd.
Fulton, MD 20759

Drinks @ 6:00pm • Presentation starts @ 6:30pm • Dinner @ 7:15pm

Hosted by:
Ted Mekonnen, Cole Real Estate Investments
Jon Giordani, PSG Investment Advisors, LLC

Friends, Family and Colleagues are welcome!

Please RSVP by June 5th here or at 301.543.6000